Item 4. Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	2,015 mortgage loans
▪	“Data Integrity Review”:	2,015 mortgage loans
▪	“Payment History Review”:	2,314 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

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FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (2,015 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

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vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 24 to 36 months.

SAFE ACT Review: For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

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Item 5. Summary of findings and conclusions of review
There were 2,015 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 1,775 (88.09%) of the mortgage loans had exceptions; however, only 252 (12.51%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above.

COMPLIANCE RESULTS SUMMARY (2,015 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

Compliance Rating	Loan Count	% of Loans
A	240	11.91%
B	1,523	75.58%
C	27	1.34%
D	225	11.17%
Total	2,015	100.00%

EXCEPTION SUMMARY (2,015 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	165
		Incomplete File	42
		Missing, Incorrect, or Incomplete Note	18
		Total Compliance Grade (D) Exceptions:	225
	C	State Defect	37
		State Late Charge	12
		Missing, Incorrect, or Incomplete HUD-1	8
		Total Compliance Grade (C) Exceptions:	57
	B	RESPA	1,001
		Missing Application Date	946
		TILA	805
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	636
		Missing, Incorrect, or Incomplete GFE	409
		Missing Required Data (other than HUD-1 or Note)	352
		FACTA	352
		Missing Non-Required Data	279
		Missing, Incorrect, or Incomplete Final TIL	252
		State Late Charge	217

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LTV Test	217
Misc. State Level	96
Missing Required Data	75
State Defect	59
GSE	27
Missing, Incorrect, or Incomplete Final or Initial 1003	14
Missing, Incorrect, or Incomplete Note	9
Missing Document	5
Missing, Incorrect, or Incomplete Initial TIL	4
Final TIL Estimated	3
Total Compliance Grade (B) Exceptions:	5,758
Total Compliance Exceptions:	7,019

DATA INTEGRITY REVIEW RESULTS SUMMARY (2,015 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population.

The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

In total, data variances were found on 1,591 (78.96%) mortgage loans across 29 unique data fields.

Field	Loan Count	% of Loans
Original CLTV	837	41.54%
Contract Sales Price	570	28.29%
Original Term	371	18.41%
Original LTV	333	16.53%
Zip	325	16.13%
Original P&I	267	13.25%
Coborrower First Name	263	13.05%
Coborrower Last Name	253	12.56%
Refi Purpose	242	12.01%
Maturity Date	234	11.61%
First Payment Date	168	8.34%
Borrower SSN	157	7.79%
Street	130	6.45%
LTV Valuation Value	118	5.86%
Appraised Value	109	5.41%
Original Interest Rate	106	5.26%
Borrower Last Name	92	4.57%
Coborrower SSN	86	4.27%

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Field	Loan Count	% of Loans
Note Date	78	3.87%
Property Type	58	2.88%
Purpose	52	2.58%
Borrower First Name	33	1.64%
Lien Position	27	1.34%
City	19	0.94%
# of Units	15	0.74%
Occupancy	13	0.65%
Borrower Full Name	6	0.30%
Original Loan Amount	6	0.30%
State	5	0.25%

PAYMENT HISTORY REVIEW SUMMARY (2,314 Mortgage Loans)
A Payment History Review was completed on 2,314 mortgage loans of which 2,246 had complete pay history strings (97.06%) and 68 mortgage loans (2.94%) had incomplete pay history strings. Of these mortgage loans, 1,709 mortgage loans (73.85%) had no delinquencies during the lookback period and no missing pay history data. The remaining 605 mortgage loans (26.15%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	12	0.52%
Delinquency, No Missing Data	537	23.21%
No Delinquency, At Least One Missing Month	56	2.42%
No Delinquency, No Missing Data	1709	73.85%
Total	2,314	100.00%

Lookback Period (months)	Loan Count	% of Loans
24	1,540	66.55%
36	774	33.45%
Total	2,314	100.00%

ADDITIONAL SUMMARY (2,015 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	1,628	80.79%
Adjustable	352	17.47%
Unknown	35	1.74%
Total	2,015	100.00%

Lien Position	Loan Count	% of Loans
1	20	0.99%
2	1,971	97.82%
3	1	0.05%
Unknown	23	1.14%
Total	2,015	100.00%

Loan Purpose	Loan Count	% of Loans
Refinance-Cash-out - Other	682	33.85%
Refinance-Cash-out - Debt Consolidation	631	31.32%

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Purchase	453	22.48%
Refinance-Rate/Term	159	7.89%
Refinance-Cash-out - Home Improvement	32	1.59%
Refinance-UTD	27	1.34%
UTD	20	0.99%
Refinance-Limited Cash-out GSE	5	0.25%
Refinance-Streamlined	3	0.15%
Construction-Permanent	2	0.10%
Construction	1	0.05%
Total	2,015	100.00%

Original Term	Loan Count	% of Loans
0-120 Months	13	0.65%
121-180 Months	671	33.30%
181-240 Months	56	2.78%
241-360 Months	1,235	61.29%
361+ Months	1	0.05%
Unknown	39	1.94%
Total	2,015	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	1484	73.65%
PUD	273	13.55%
Condo (Low Rise)	104	5.16%
UTD	90	4.47%
2 Family	35	1.74%
3 Family	7	0.35%
Single Family Attached	7	0.35%
Condo (High Rise)	6	0.30%
4 Family	5	0.25%
Townhouse	4	0.20%
Total	2,015	100.00%

Occupancy	Loan Count	% of Loans
Primary	1,956	97.07%
Investment	15	0.74%
Second Home	19	0.94%
Unknown	25	1.24%
Total	2,015	100.00%

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